SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 4, 2004

CAPITOL FEDERAL FINANCIAL

(Exact name of Registrant as specified in its Charter)

United States (State or other jurisdiction of incorporation)	0-24118 (Commission File Number)	48-1212142 (IRS Employer Identification Number)

700 Kansas Avenue   Topeka, Kansas 66603

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:

(785) 235-1341

N/A

(Former name or former address, if changed since last report)

Next Page

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit 99.1 - Press Release dated August 4, 2004

ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The Registrant's press release dated August 4, 2004, announcing financial results for the three and nine month periods ended June 30, 2004 is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Next Page

SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

CAPITOL FEDERAL FINANCIAL

Date: August 4, 2004	By:	/s/ John B. Dicus John B. Dicus, President and Chief Executive Officer
Date: August 4, 2004	By:	/s/ Neil F. M. McKay Neil F. M. McKay, Executive Vice President and Chief Financial Officer

End.